Exhibit 10.14(a)

AMENDMENT NO. 1

to that certain

AMENDED AND RESTATED GLOBAL REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of April 20, 2012, relates to that certain AMENDED AND RESTATED GLOBAL REVOLVING CREDIT AGREEMENT, dated as of June 8, 2011 (the “Credit Agreement”), by and among (i) RYDER SYSTEM, INC., a corporation organized under the laws of Florida (“Ryder”), RYDER TRUCK RENTAL HOLDINGS CANADA LTD. (“Ryder Holdings Canada”), RYDER TRUCK RENTAL CANADA LTD. (“Ryder Canada Limited” and together with Ryder Holdings Canada, the “Canadian Borrowers”), RYDER LIMITED, a corporation organized under the laws of England and Wales (“Ryder Limited”), RYDER SYSTEM HOLDINGS (UK) LIMITED (“RSH” and together with Ryder Limited, the “U.K. Borrowers”) and RYDER PUERTO RICO, INC. (“Ryder PR”), a corporation organized under the laws of Delaware, (ii) the lending institutions identified as Banks therein, (iii) BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent for the Banks (the “Administrative Agent”), (iv) ROYAL BANK OF CANADA, as Canadian agent for the Banks (the “Canadian Agent”) and (v) THE ROYAL BANK OF SCOTLAND PLC, as United Kingdom agent for the Banks (the “U.K. Agent” and, together with the Administrative Agent and the Canadian Agent, the “Agents”), with MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED acting as lead arranger and book manager thereunder. Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

WHEREAS, each of Ryder, the Canadian Borrowers, the U.K. Borrowers and Ryder PR (collectively, the “Borrowers”) has requested that the Majority Banks agree, and the Banks party hereto have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the terms and provisions of the Credit Agreement;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in §4 below:
(a)    Definition of Consolidated Adjusted Tangible Net Worth. The Credit Agreement is hereby amended by deleting in its entirety the definition of “Consolidated Adjusted Tangible Net Worth” in §1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:
Consolidated Adjusted Net Worth. At any date, the aggregate of (i) consolidated shareholders’ equity, less (ii) investments in Subsidiaries other than Consolidated Subsidiaries; provided, however, that any accumulated other comprehensive income or loss associated with Ryder and its Consolidated Subsidiaries’ pension and other post-retirement plans which is recorded on the consolidated financial statements of Ryder and its Consolidated Subsidiaries in accordance with GAAP will be excluded.

(b)    Amendments to §9.5 of the Credit Agreement. The Credit Agreement is hereby amended by deleting the reference to “Consolidated Adjusted Tangible Net Worth” in §9.5 of the Credit Agreement and substituting a reference to “Consolidated Adjusted Net Worth” in lieu thereof.
(c)    Amendments to §10.1 of the Credit Agreement. The Credit Agreement is hereby amended by deleting in its entirety §10.1 of the Credit Agreement and substituting the following new §10.1 in lieu thereof:
§10.1.    Debt to Consolidated Adjusted Net Worth. Ryder will not, at any time, permit the ratio of (a) the aggregate amount of Indebtedness of Ryder and its Consolidated Subsidiaries to (b) Consolidated Adjusted Net Worth of Ryder and its Consolidated Subsidiaries to exceed 3.00:1.00.

(d)    Amendments to Exhibit C: Compliance Certificate. The Credit Agreement is hereby amended by deleting in its entirety Exhibit C of the Credit Agreement and substituting in lieu thereof the new Exhibit C to the Credit Agreement that is attached hereto as Annex A.
§2.    Representations and Warranties. As of the Amendment Effective Date (as defined below), each of the Borrowers represents and warrants to the Banks and the Agents as follows:
(a)    Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct on the Amendment Effective Date (as defined below).
(b)    Authority, Etc. The execution and delivery by each of the Borrowers of this Amendment and the performance by each of the Borrowers of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, (iv) do not conflict with any provision of the formation or governing documents of, or any agreement or other instrument binding upon, such Borrower, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.
(c)    Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.
(d)    No Default. Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.
§3.    References. Each Borrower confirms and agrees that all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.
§4.    Conditions to Effectiveness. The amendments provided for in this Amendment shall take effect upon the satisfaction of the following conditions precedent (such date, the “Amendment Effective Date”):

(a)    the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrowers, the Administrative Agent and the Majority Banks, and this Amendment shall be in full force and effect;
(b)    the receipt by the Administrative Agent of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and expenses) for which invoices have been presented which have been incurred or sustained by the Administrative Agent in connection with this Amendment and the Credit Agreement; and
(c)    all proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Administrative Agent, and the Administrative Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.
§5.    Satisfaction of Conditions. Without limiting the generality of the foregoing §4, for purposes of determining compliance with the conditions specified in §4, each Bank that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Bank unless the Administrative Agent shall have received notice from such Bank prior to the date hereof specifying its objection thereto.
§6.    Miscellaneous Provisions. This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Banks or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Banks and the Administrative Agent under the Credit Agreement or the other Loan Documents. THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)). This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of counsel for the Administrative Agent).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

RYDER SYSTEM, INC.
By:/s/ Braden K. Moll
Name:    Braden K. Moll
Title:    Sr. Assistant Treasurer
RYDER TRUCK RENTAL CANADA LTD.
By:/s/ Braden K. Moll
Name:    Braden K. Moll
Title:    Sr. Assistant Treasurer
RYDER TRUCK RENTAL HOLDINGS CANADA LTD.
By:/s/ Braden K. Moll
Name:    Braden K. Moll
Title:    Sr. Assistant Treasurer
RYDER LIMITED

By:/s/ Braden K. Moll
Name:    Braden K. Moll
Title:    Director

RYDER SYSTEM HOLDINGS (UK) LIMITED
By:/s/ Calene F. Candela
Name:    Calene F. Candela
Title:    Director
RYDER PUERTO RICO, INC.
By:/s/ Braden K. Moll
Name:    Braden K. Moll
Title:    Sr. Assistant Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

BANK OF AMERICA, N.A., as Domestic Bank
By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

BANK OF AMERICA, N.A., as U.K. Bank
By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

BANK OF AMERICA, N.A., as PR Bank
By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Domestic Bank
By: /s/ M. Antioco
Name: M. Antioco
Title: Associate

MIZUHO CORPORATE BANK, LTD., as Domestic Bank
By: /s/ Noel Purcell
Name: Noel Purcell
Title: Authorized Signatory

MIZUHO CORPORATE BANK, LTD., as Canadian Bank
By: /s/ Noel Purcell
Name: Noel Purcell
Title: Authorized Signatory

MIZUHO CORPORATE BANK, LTD., as U.K. Bank
By: /s/ Noel Purcell
Name: Noel Purcell
Title: Authorized Signatory
WELLS FARGO BANK, N.A., as Domestic Bank
By: /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, as Domestic Bank
By: /s/ Edward B. Hanson
Name: Edward B. Hanson
Title: Vice President

BNP PARIBAS, as Domestic Bank
By: /s/ Andy Strait
Name: Andy Strait
Title: Managing Director

By: /s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

THE BANK OF NEW YORK MELLON, as Domestic Bank
By: /s/ Robert Besser
Name: Robert Besser
Title: Managing Director

REGIONS BANK, as Domestic Bank
By: /s/ Stephen Hanas
Name: Stephen Hanas
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, for itself and as successor to RBC Bank (USA), as Domestic Bank
By: /s/ Jose Mazariegos
Name: Jose Mazariegos
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as Domestic Bank
By: /s/ Anthony D. Nigro
Name: Anthony D. Nigro
Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Domestic Bank
By: /s/ Jonathan Lasner
Name: Jonathan Lasner
Title: Director

THE ROYAL BANK OF SCOTLAND PLC, as U.K. Bank
By: /s/ Neil Foulkes
Name: Neil Foulkes
Title: Head of Large Corp
Thames Valley

ROYAL BANK OF CANADA, as Domestic Bank
By: /s/ Scott Umbs
Name: Scott Umbs
Title: Authorized Signatory

Annex A

EXHIBIT C

[FORM OF]
COMPLIANCE CERTIFICATE

RYDER SYSTEM, INC.
Compliance Certificate dated ___________

Reference is hereby made to the Amended and Restated Global Revolving Credit Agreement, dated as of June 8, 2011 (as amended, restated, amended and restated, modified or supplemented and in effect from time to time, the “Credit Agreement”), by and among (i) Ryder System, Inc. (“Ryder”), Ryder Truck Rental Holdings Canada Ltd., Ryder Truck Rental Canada Ltd., Ryder Limited, Ryder System Holdings (UK) Limited, and Ryder Puerto Rico, Inc., (ii) the lending institutions identified as Banks therein, (iii) Bank of America, N.A., as Administrative Agent for the Banks, (iv) Royal Bank of Canada, as Canadian Agent for the Banks and (v) The Royal Bank of Scotland plc, as U.K. Agent for the Banks, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as lead arranger and book manager. Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

The undersigned                     , the [chief financial officer/treasurer/assistant treasurer] of Ryder hereby certifies that no Default or Event of Default exists. Computations to evidence compliance with §9.1(b) and §10.1 of the Credit Agreement are detailed on Annex A attached hereto.

[The undersigned hereby further certifies that:

(i) the representations and warranties contained in §§7.1, 7.2, 7.3, 7.6, 7.8, 7.9, 7.10, 7.11 (other than clause (iii) of subsection (c) of such Section 7.11), 7.13, 7.14, 7.17, 7.18 and §7A of the Credit Agreement are true and correct in all material respects as of the date hereof;

(ii) the representations and warranties contained in §7.4 of the Credit Agreement are true and correct in all material respects as of the date hereof; provided that each reference to “Balance Sheet Date” in such §7.4 shall be deemed a reference to the most recent fiscal year end of Ryder; and

(iii) the representations and warranties contained in §§7.5, 7.7, 7.12, 7.15 and 7.16 of the Credit Agreement are true and correct in all material respects as of the date hereof after taking into consideration any updated information provided to the Schedule corresponding to any such Section (all such updated Schedules are attached hereto as Annex B), if applicable.]

RYDER SYSTEM, INC.

By:
Name:
Title:

Annex A

Secured Indebtedness - §9.1(b)

1.    Adjusted Consolidated Tangible Assets
(Item 8 of Appendix)                            $

2.    Secured Indebtedness                            $
(Item 24 of Appendix)

3.    Maximum Permitted Secured Indebtedness                $
(Item 1 x .30)

Debt to Consolidated Adjusted Net Worth - §10.1

4.    Total Indebtedness of Ryder and its Consolidated
Subsidiaries                                $
(Item 19 of Appendix)

5.    Consolidated Adjusted Net Worth
(Item 13 of Appendix)                            $

6.    Actual Ratio
(Item 4 divided by Item 5)                            :1.00

7.    Maximum permitted ratio                         3.00:1.00

Appendix

A.    Adjusted Consolidated Tangible Assets

1.    Consolidated assets                            $

2.    All intercompany items                            $

3.    All Intangible Assets                            $

4.    Investments in Subsidiaries other than Consolidated
Subsidiaries                                $

5.    Consolidated Tangible Assets
[(Item 1) - (Items 2 + 3 + 4)]                        $

6.    Consolidated book value of all assets of Ryder and
its Consolidated Subsidiaries which are subject to
any synthetic lease                            $

7.    Consolidated book value of all assets of Ryder and
its Consolidated Subsidiaries that are reflected on
the consolidated balance sheet of Ryder and its
Consolidated Subsidiaries and secure or are the
subject of any Limited Recourse Facility                    $

8.    Adjusted Consolidated Tangible Assets
[Item 5 + Item 6 - Item 7]                        $

B.    Consolidated Adjusted Net Worth

9.    Consolidated shareholders’ equity                    $

10.    Investments in Subsidiaries other than Consolidated
Subsidiaries                                $

11.	Accumulated other comprehensive income or loss associated $
with Ryder and its Consolidated Subsidiaries’ pension and
other post-retirement plans which is recorded on the consolidated financial statements of Ryder and its Consolidated Subsidiaries in accordance with GAAP

12.    Consolidated Adjusted Net Worth
[(Items 9 - 10 - 11)]                            $

C.    Indebtedness

13.    (a) All obligations for borrowed money, (b) All
obligations evidenced by bonds, debentures, notes
or other similar instruments, (c) All obligations to
pay the deferred purchase price of property or
services, except trade accounts payable arising in the
ordinary course of business, (d) All obligations as
lessee under Capitalized Leases                        $

14.    All obligations under Limited Recourse Facilities            $
(to the extent included in Item 13)

15.    All Deemed Indebtedness Under Limited Recourse
Facilities (Item 27 below)                        $

16.    All obligations as lessee in respect of synthetic leases            $

17.    All Indebtedness of others guaranteed by such Person            $

18.    Indebtedness
[(Items 13 - 14) + (Items 15 + 16 + 17)]                    $

D.    Secured Indebtedness

19.    Indebtedness and all Derivative Obligations of any
    Borrower or any of Ryder’s Consolidated Subsidiaries
and all reimbursement obligations with respect to
letters of credit, bankers’ acceptances or similar
facilities issued for the account of such Person, in
each case, secured by a lien or other encumbrance
on, or title to, any real or personal property                $

20.    Unsecured Indebtedness and Derivatives Obligations
of any of Ryder’s Consolidated Subsidiaries (other
than the Canadian Borrowers or the U.K. Borrowers)
and unsecured reimbursement obligations with
respect to letters of credit, bankers’ acceptances or
similar facilities issued for the account of such Person
(other than the Canadian Borrowers or the U.K.
Borrowers)                                $

21.    Aggregate liquidation preference of all Preferred
Stock issued by Ryder’s Consolidated Subsidiaries
not owned by Ryder and its Consolidated Subsidiaries        $

22.    Any Deemed Indebtedness Under Limited Recourse
Facilities (Item 27 below) and all obligations as lessee
in respect of synthetic leases, in each case to the
extent not otherwise included as Secured Indebtedness        $

23.    Secured Indebtedness
(Items 19 + 20 + 21 + 22)                    $

E.    Deemed Indebtedness Under Limited Recourse Facilities

24.    Deemed Receivables Indebtedness                $

25.    Deemed Securitization Indebtedness                $

26.    In respect of any other Limited Recourse Facility, an
amount equal to the greater of (a) 10% of the principal
amount or aggregate payment obligations, as applicable,
of such Limited Recourse Facility or (b) two times the
percentage recourse under such Limited Recourse
Facility of the principal amount or aggregate payment
obligations, as applicable, of such Limited Recourse
Facility (as determined in accordance with the definition
of Limited Recourse Facilities)                    $

27.    Total Deemed Indebtedness Under Limited Recourse
Facilities (Items 24 + 25 + 26)                    $

Annex B

[See attached updated schedule(s)]